EXHIBIT 99.4

ISO-«iso»	«share» Shares

CMGI, INC.

[2000] [2004] Stock Incentive Plan

Incentive Stock Option Certificate

CMGI, Inc., a Delaware corporation, hereby grants to the Participant named below an Incentive Stock Option to purchase the Number of Shares of Common Stock set forth below (the “Option”) pursuant to and subject to the terms and conditions of the Company’s [2000] [2004] Stock Incentive Plan (the “Plan”). The Option shall be subject to the following terms and conditions, including those set forth in the attached Incentive Stock Option Terms and Conditions which are incorporated herein by reference and shall be read together with this Incentive Stock Option Certificate as one agreement:

Name of Participant:	«name»	Exercise Price per Share:	«exe_price»

Address:	«address1»	Date of Grant:	«grant_date»
«address2»

Social Security No.:	«ssn»	Vesting Start Date:	«vest_st_date»

Number of Shares:	«share»	Expiration Date:	«exp_date»

Vesting Schedule: The Option shall become exercisable as follows: [vesting schedule] The Option shall become exercisable in full on [            ].

The Option is intended to be treated as an Incentive Stock Option under Section 422 of the Code. The Company shall have no liability to the Participant, or any other party, if the Option (or any part hereof) is not an Incentive Stock Option. By acceptance of the Option, the Participant agrees to all of the terms and conditions hereof, including, without limitation, those set forth in the Plan, the attached Incentive Stock Option Terms and Conditions, and the exhibits and attachments hereto (receipt of which the Participant hereby acknowledges). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

CMGI, Inc.

By:
Name:
Title:

ACCEPTED AND AGREED TO:

Signature of Participant

Attachment

Incentive Stock Option Terms and Conditions

Exhibit

Exhibit A – Non-Competition Agreement

CMGI, Inc.

[2000] [2004] Stock Incentive Plan

Incentive Stock Option Terms and Conditions

1. Grant of Option; Option Agreement; Plan.

The Incentive Stock Option evidenced by this Option Agreement (as defined below) (the “Option”) is granted pursuant to the terms of the CMGI, Inc. [2000] [2004] Stock Incentive Plan (the “Plan”). The terms and conditions contained herein are incorporated by reference into the attached Incentive Stock Option Certificate (the “Certificate”), and are intended to be read together with the Certificate as one agreement (the “Option Agreement”). The Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with the Option and is also available from the Company. The grant of the Option is subject to and conditioned upon the Participant’s execution and delivery to the Company of a Non-Competition Agreement in the form attached to the Certificate as Exhibit A. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. Except where the context otherwise requires, the term “Participant” as used herein shall be deemed to include any person who acquires the right to exercise the Option validly under the terms of the Option Agreement.

2. Number of Shares; Exercise; Exercise Price.

The Participant may exercise the Option for no more than the aggregate Number of Shares set forth in the Certificate. The right to exercise the Option shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible under the Option Agreement, it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier to occur of the Expiration Date set forth in the Certificate or the termination of the Option under Section 6 hereof. The Participant may purchase less than the Number of Shares covered by the Option Agreement, provided that no exercise of the Option may be for any fractional share. The Option may not be exercised as to any shares after the Expiration Date set forth in the Certificate. The exercise price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Exercise Price per Share set forth in the Certificate.

3. Vesting Schedule.

If the Participant has at all times since the Date of Grant of the Option (as set forth in the Certificate) served the Company in the capacity of an employee (such service being referred to herein as maintaining or being involved in a “Business Relationship” with the Company) through a particular date indicated in the Vesting Schedule set forth in the Certificate, the Participant may exercise the Option on or after such date for the number of shares of Common Stock indicated in such Vesting Schedule (if any), less the aggregate number of shares of Common Stock issued to the Participant upon exercise of the Option prior thereto. For purposes of this Agreement, the Participant’s Business Relationship with the Company shall include any Business Relationship between the Participant and a subsidiary of the Company.

4. Method of Exercise.

As a condition to exercising the Option, the Participant shall execute and deliver to the Company and cause the Company to receive a written notice of exercise (the “Exercise Notice”) specifying the number of shares with respect to which the Option is being exercised, accompanied by payment of the aggregate exercise price for such shares (and applicable withholding taxes pursuant to Section 7 hereof), in cash, by check or in such other form as permitted by the Plan. The Exercise Notice shall be in the form attached hereto as Schedule I or in such other form as is acceptable to the Company. As soon as practicable following receipt by the Company of the Exercise Notice and payment of the aggregate exercise price (and applicable withholding taxes), the Company will deliver to the Participant (or its designee) a certificate representing the number of shares with respect to which the Option is being exercised.

5. Option Not Transferable.

The Option (i) may not be sold, assigned, transferred, pledged or otherwise encumbered in any manner whatsoever by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and (ii) shall be exercisable, during the Participant’s lifetime, only by the Participant.

6. Exercise of Option.

(a) Continuous Business Relationship with the Company Required. Except as otherwise provided in this Section 6, the Option may not be exercised unless the Participant, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant, in a Business Relationship with the Company.

(b) Termination of Business Relationship with the Company. If the Participant ceases to be involved in a Business Relationship with the Company for any reason, then, except as provided in paragraphs (c) and (d) below, the right to exercise the Option shall terminate one month after the date of such cessation (but in no event after the Expiration Date), provided that the Option shall be exercisable only to the extent that the Participant was entitled to exercise the Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Expiration Date, violates the non-competition, non-solicitation or confidentiality provisions of any employment contract, non-competition agreement, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise the Option shall terminate immediately.

(c) Exercise Period Upon Death or Disability. If the Participant ceases to be involved in a Business Relationship with the Company due to the death or “disability” (within the meaning of Section 22(e)(3) of the Code) of the Participant prior to the Expiration Date, the Participant’s right to exercise the Option shall terminate six months after the date of such cessation, provided that the Option shall be exercisable only to the extent that the Option was exercisable by the Participant on the date of such cessation, and provided further that the Option shall not be exercisable after the Expiration Date.

(d) Discharge for Cause. If the Company terminates the Participant’s Business Relationship with the Company for Cause (as defined below), the Participant’s right to exercise the Option shall terminate immediately upon the effective date of such termination. “Cause” shall mean a good faith finding by the Company of the Participant’s (i) commission of gross negligence or willful misconduct in connection with the performance of the duties or responsibilities of his or her Business Relationship with the Company, (ii) failure to perform the duties or responsibilities required pursuant to his or her Business Relationship with the Company, (iii) misappropriation of the assets or business opportunities of the Company or any of its affiliates, (iv) commission of embezzlement or other financial fraud, (v) knowing allowance of any third party to commit any of the acts described in clauses (iii) or (iv) above, or (vi) indictment for, conviction of, or entry of a plea of no contest with respect to, any felony. The Participant shall be considered to have been terminated for Cause if the Company determines, in its sole discretion, within 30 days after the Participant’s resignation or the cessation or termination of the Participant’s Business Relationship with the Company, that discharge for Cause was warranted.

7. Payment of Withholding Taxes.

It shall be a condition to exercising an Option that, and no shares will be issued pursuant to the exercise of the Option unless and until, the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of the Option.

Schedule

Schedule I – Form of Notice of Exercise

EXHIBIT A

CMGI, INC.

NON-COMPETITION AGREEMENT

IN CONSIDERATION OF the grant to the undersigned employee of an option under the CMGI, Inc. [2000] [2004] Stock Incentive Plan for the purchase of shares of Common Stock, $.01 par value per share, of CMGI, Inc. (the “Company,” which term as used herein shall in all instances be deemed to include all corporations or other legal entities controlling, controlled by or under common control with the Company), and other good and valuable consideration, and as a condition of the employment relationship with the Company, the undersigned employee hereby agrees as follows:

1.	Non-Competition Agreement.

(a)	I agree that during my employment relationship with the Company and for twelve (12) months thereafter, I will not, directly or indirectly:

(i)	Engage in any business or enterprise (whether as an owner, member, manager, partner, officer, employee, director, investor, lender, consultant, independent contractor or otherwise, except as the holder of not more than 1% percent of the combined voting power of the outstanding stock of a publicly held company) that is competitive with the Company’s business, including, but not limited to, any business or enterprise that develops, designs, produces, markets, sells or renders any product or service competitive with any product or service developed, designed, produced, marketed, sold or rendered by the Company or any of its subsidiaries while I was employed by the Company; or

(ii)	Either alone or in association with others, solicit, divert, or take away or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were contacted, solicited or served by me while I was employed by the Company; or

(iii)	Either alone or in association with others (x) solicit, or permit any organizations directly or indirectly controlled by me to solicit, any employee of the Company to leave the employ of the Company, or (y) solicit for employment, hire or engage as an independent contractor, or permit any organization directly or indirectly controlled by me to solicit for employment, hire or engage as an independent contractor, any person who is/was employed by the Company at any time during the term of my employment relationship with the Company; provided, that this clause (y) shall not apply to the solicitation, hiring or engagement of any individual whose employment with the Company has been terminated for a period of six months or longer.

(b)	The geographic scope of this Section 1 shall extend to anywhere the Company is doing business, has done business or intends to do business.

(c)	If I violate the provisions of this Section 1, I shall continue to be bound by the restrictions set forth in this Section 1 until a period of one year has expired without any violation of such provisions.

2.	Other Agreements.

(a)	I hereby represent that, except as I have previously disclosed in writing to the Company, I am not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment relationship with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment relationship with the Company, and I will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

(b)	I agree to notify any prospective employer of the existence of this Agreement and to furnish a copy hereof (and the Company may also furnish a copy thereof) to such employer.

3.	Not An Employment Contract.

I acknowledge that this Agreement does not constitute a contract of employment and does not imply that the Company will continue my employment relationship for any period of time. Nothing in this Agreement alters the “at-will” nature of my employment with the Company.

4.	General Provisions.

(a)	No Conflict. I represent that my execution and performance of this Agreement does not and will not conflict with or breach the terms of any other agreement by which I am bound.

(b)	Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between me and the Company relating to the subject matter of this Agreement, provided that nothing herein shall limit my obligations under any non-disclosure and/or developments agreement between me and the Company or any non-competition and/or non-solicitation agreement executed by me (or similar restriction contained in any agreement binding upon me) in the context of the sale of substantial interests in a business to the Company or otherwise. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by me and the Company. I agree that any change or changes in my duties, salary or compensation after the signing of this Agreement shall not affect the validity or scope of this Agreement.

(c)	Interpretation. If any restriction set forth in Section 1 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or over too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

(d)	Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect or impair the validity or enforceability of any other provision of this Agreement.

(e)	Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and shall not be construed as a bar to, or waiver of, any right on any other occasion.

(f)	Acknowledgment and Equitable Remedies. I acknowledge that the restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and consider the restrictions to be reasonable for such purpose. I agree that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and that a breach of Section 1 would entail inevitable wrongful use or disclosure of the Company’s proprietary and confidential information, and therefore, in the event of any breach of this Agreement, I agree that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief without posting a bond.

(g)	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation or entity with which or into which the Company may be merged or otherwise combined or which may succeed to its assets or business, provided however that the obligations of the employee are personal and shall not be assigned by the employee.

(h)	Governing Law, Forum and Jurisdiction. This Agreement shall be governed by and construed as a sealed instrument under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to conflicts of law provisions.

(i)	Captions. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT AND UNDERSTAND AND AGREE TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

WITNESS our hands:

CMGI, INC.

Date:	By:

(print name and title)

[EMPLOYEE NAME]

Date:
(Signature)

SCHEDULE I

ADAMS, HARKNESS & HILL, INC.

60 State Street, 12th Floor

Boston, MA 02109

CMGI, Inc.

STOCK OPTION EXERCISE FORM

1. I elect to purchase:

ISO/NSO	Grant Number	Grant Date	Number of Shares to Exercise	Option Price

2.              I elect to sell enough shares to cover the option cost and taxes:

Shares which are not required to be sold pursuant to the above paragraph will be credited to my account at AH&H which is directed to have the Shares:

                    Held in my account by AH&H in street name.

                    Mailed to me at the address below.

                    Other:

                    Please sell the required shares at          Market Price or $                     minimum price

3.              I hereby authorize and direct AH&H to sell all shares listed above. Proceeds from the sale of the Shares after payment of the stock option exercise price and required taxes are to be:

                    Mailed to me.

                    Held in my account at AH&H.

                    Wired to my bank account. Wire instructions signed and attached.

Sale Price AH&H is authorized to sell my Shares at:

                    The market price when this form is received by AH&H.

                    The following minimum price: $                    .

AH&H is authorized to pay the stock option exercise price and withholding taxes to CMGI, Inc. and to provide to CMGI, Inc. a duplicate confirmation of sale. Upon the sale of my stock option shares through AH&H, my authorization and direction to deliver those Shares to my account at AH&H is irrevocable.

Employee Signature: __________________________________	Position: _______________________________________

Print Name: _________________________________________	Company/Subsidiary Name:_________________________

Address: ___________________________________________	Daytime Telephone: ______________________________

__________________________________________________	Social Security Number: ___________________________

Company Authorization: _______________________________